Fees Summary	Jan. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 166,189,005.45
Previously Paid Amount	25,442.54
Total Fee Amount	25,443.54
Total Offset Amount	0
Net Fee	$ 0